SCHEDULE 14A INFORMATION

               PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

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                                   HEI, Inc.
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Advertisement, published June 19, 1998.

To the Shareholders of HEI, Inc.

HEI's Directors say that they've EARNED your support.

[Bar graph with title "Five - Year Annual Earnings Growth Rate (%)." Three bars indicating the five-year annual growth rate % for the Electronics (Misc. Components) Industry of +21.2%, the S&P 500 of 13.4%, and HEI, Inc. of -22.6%. The source for the industry figure is stated - Bloomberg LP, based on the average of those companies in industry group reporting five year earnings.

[Area graph with title "HEI Stock Price Since January 1997" showing the HEI month-end stock prices from 1/1/97 through 5/31/98.]

Have they REALLY earned your support?

Your vote is important! Return the GREEN proxy card today. If you have questions or need assistance voting your shares, please contact Beacon Hill Partners at (800) 253-3814.

FANT INDUSTRIES INC.